UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 22, 2022

BLACKSTAR ENTERPRISE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55730	27-1120628
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4450 Arapahoe Ave., Suite 100

Boulder, CO  80303

(Address of Principal Executive Offices)

(303) 500-3210

(Registrant's Telephone Number, Including Area Code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company /X/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. /_/

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2022, the Board of Directors (“Board”) elected Robert LaPointe to the Board, effective as of November 22, 2022 (the “Effective Date”).

Mr. LaPointe, age 73, began his career as an aerospace engineer with Ball Aerospace in 1988, where he remained until his retirement in 2016, though he continues to work there part time. Mr. LaPointe also served as vice president of a small company, Dataflow Technologies, that designed data acquisition systems for energy monitoring in buildings from 1982 to 1988. Throughout his career, Mr. LaPointe also did nuclear research, was in chemical operations at Syntex Corp for production of pharmaceuticals, and has a background in ranching, farming, and construction. Mr. LaPointe brings to the Company experience in both large and small corporations and his strengths include scientific research and technology. Mr. LaPointe holds a Bachelors of Science in Chemistry and Physiology (Colorado State University), and a Master of Science in Electrical Engineering (University of Idaho), and is an Army veteran of the Vietnam war.

On November 22, 2022, the Board accepted the resignation of John Noble Harris as Chief Executive Officer and President of Blackstar Enterprise Group, Inc., and appointed Joseph E. Kurczodyna as Acting Chief Executive Officer for 90 days or until new Officers are appointed. Mr. Kurczodyna will also remain Chief Financial Officer.

Mr. Harris remained a director until his passing on December 15, 2022.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section.

The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On December 21, 2022, the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
99	Press Release dated December 21, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLACKSTAR ENTERPRISE GROUP, INC.

By: /s/ Joseph E. Kurczodyna

Joseph E. Kurczodyna,

Acting CEO and CFO

Date: December 22, 2022

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